Supplement dated July 15, 2014
to the Classes A, C, J and P Shares Prospectus
for Principal Funds, Inc.
dated December 30, 2013

(As supplemented on January 2, 2014, February 7, 2014, March 7, 2014, March 14, 2014, April 28, 2014, and June 16, 2014)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

OPPORTUNISTIC MUNICIPAL FUND
Delete references to Douglas J. Gaylor.

MANAGEMENT OF THE FUNDS
Sub-Advisor: Principal Global Investors, LLC (“PGI”)
Delete references to Douglas J. Gaylor.
Delete the second paragraph and substitute:
As reflected in the fund summaries, the day-to-day portfolio management, for some funds, is shared by multiple portfolio managers. In each such case, except the Blue Chip Fund, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. For the Blue Chip Fund, Mr. Nolin and Mr. Rozycki work as a team, sharing day-to-day management of the Fund; however, Mr. Nolin has ultimate decision making authority. Mr. Rozycki may execute trades in Mr. Nolin’s absence.